UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

February 9, 2024

Date of Report (Date of earliest event reported)

IMMERSION CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-38334	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2999 N.E. 191st Street, Suite 610, Aventura, FL  33180

(Address of principal executive offices and zip code)

(408) 467-1900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IMMR	The NASDAQ Global Market
Series B Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Agreement.

As previously disclosed, Immersion Corporation and certain of its subsidiaries (collectively, “Immersion” or the “Company”) have been involved in several litigation proceedings (collectively, the “Litigation”) against Meta Platforms, Inc. (“Meta”), as more fully described in Part I, Item 3 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, as supplemented in Part II, Item 1 of the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023.

On February 9, 2024, Immersion entered into a Patent License and Settlement Agreement (the “License and Settlement Agreement”) with Meta, pursuant to which the parties have agreed to terms for resolving the Litigation and Meta will license, on a non-exclusive basis, Immersion’s patent portfolio for use in its products. Under the License and Settlement Agreement, in consideration for the license and releases granted therein, Immersion expects to receive approximately $17,500,000, after deducting for legal fees related to the Litigation (and other pending litigation) and other liabilities. Pursuant to the License and Settlement Agreement, Immersion and Meta have agreed to terms for dismissal by them of the outstanding Litigation and inter partes reviews of Immersion’s patents.

The description of the License and Settlement Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the License and Settlement Agreement, which the Company intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending March 31, 2024.

Item 8.01 Other Events.

On February 14, 2024, the Company will issue a press release announcing the license arrangement between the Company and Meta. A copy of the press release to be issued is attached to this Current Report on Form 8-K as Exhibit 99.1, and the information in Exhibit 99.1 is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

a.        Exhibits

Exhibit No.	Exhibit Title
99.1	Press Release, to be issued on February 14, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION

Date:	February 14, 2024	By:	/s/ERIC SINGER
		Name:	Eric Singer
		Title:	Chief Executive Officer